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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  February 23, 2006
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                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


       MINNESOTA                        333-84486                41-0365145
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)




    4001 LEXINGTON AVENUE NORTH
       ARDEN HILLS, MINNESOTA                                       55126
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS


           On February 22, 2006, Land O'Lakes, Inc., (the "Company"), issued a press release highlighting the financial report presented at the Company's annual meeting. A copy of the Company's press release is attached hereto as
Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   LAND O'LAKES, INC.


Date:  February 23, 2006                           /s/ Daniel Knutson
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                                                   Daniel Knutson
                                                   Senior Vice President
                                                   and Chief Financial Officer

                                  EXHIBIT INDEX

99.1    Land O'Lakes, Inc. press release dated February 22, 2006.